Exhibit 3.46

State of Delaware Secretary of State Division of Corporations Delivered 12:07 PM 10/28/2008 FILED 11:56 AM 10/28/2008 SRV 081071579 – 4616532 FILE

CERTIFICATE OF FORMATION

OF

Pecos Pipeline LLC

The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:

FIRST:	The name of the limited liability company (hereinafter called the “limited liability company”) is: Pecos Pipeline LLC

SECOND:	The address of the registered office of the limited liability company in the State of Delaware is located at: 1209 Orange Street, Wilmington, Delaware 19801. Located in the County of New Castle. The name of the registered agent at that address is The Corporation Trust Company

THIRD:	The duration of the limited liability company shall be perpetual.

FOURTH:	The name and address of the member is:

Carrizo Oil & Gas, Inc., 1000 Louisiana Suite 1500, Houston, Texas 77002

Executed on October 28, 2008

/s/ Mark Williams
Business Filings Incorporated, Authorized Person Mark Williams, A.V.P.

State of Delaware Secretary of State Division of Corporations Delivered 04:08 PM 04/13/2009 FILED 03:57 PM 04/13/2009 SRV 090357360 – 4616532 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: Pecos Pipeline LLC

2.      The Certificate of Formation of the  limited liability company is hereby amended as follows:

         FOURTH: The name and address of the member is: Chama Pipeline Holding LLC, 1000 Louisiana, Suite 1500, Houston, Texas 77002.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 6th day of April, A.D. 2009.

By:	/s/ Paul Boling
Authorized Person(s)

Name:	Paul Boling, Vice-President, signing on behalf of Carrizo Oil & Gas, Inc., Member
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State of Delaware Secretary of State Division of Corporations Delivered 02:57 PM 09/23/2009 FILED 02:55 PM 09/23/2009 SRV 090878676 – 4616532 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1. Name of Limited Liability Company: Pecos Pipeline LLC

2.      The Certificate of Formation of the  limited liability company is hereby amended as follows:

         FOURTH: The name and address of the member is:

         Mansfield Pipeline Holding, LLC, 1000 Louisiana, Suite 1500, Houston, Texas 77002.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21st day of September, A.D. 2009.

By:	/s/ Paul F. Boling
Authorized Person(s)

Name:	Paul F. Boling, Chief Financial Officer, Vice President, Secretary and Treasurer of Mansfield Pipeline Holding, LLC, Member
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State of Delaware Secretary of State Division of Corporations Delivered 02:13 PM 06/15/2010 FILED 01:49 PM 06/15/2010 SRV 100658100 – 4616532 FILE

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF AGENT

AMENDMENT OF LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1.	The name of the limited liability company is PECOS PIPELINE LLC

2.	The Registered Office of the limited liability company in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company

By:	/s/ Michael Walsh
Authorized Person

Name:	Michael Walsh
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State of Delaware Secretary of State Division of Corporations Delivered 01:31 PM 02/24/2012 FILED 01:31 PM 02/24/2012 SRV 120221469 – 4616532 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.	Name of Limited Liability Company: Pecos Pipeline LLC

2.	The Certificate of Formation of the limited liability company is hereby amended as follows:

Article FOURTH of the Certificate of Formation is hereby deleted in its entirely.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 23rd day of February, A.D. 2012.

By:	/s/ Sarah C. Miller
Authorized Person(s)

Name:	Sarah C. Miller
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DE084 - 05/18/2007 C T System Online

State of Delaware Secretary of State Division of Corporations Delivered 01:31 PM 02/24/2012 FILED 01:10 PM 02/24/2012 SRV 120221464 – 4616532 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is Pecos Pipeline LLC.

2. The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington, Zip Code 19801. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE CORPORATION TRUST COMPANY.

By:	/s/ Sarah C. Miller
Authorized Person

Name:	Sarah C. Miller
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DE175 - 08/24/2011 C T System Online